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                           JATO COMMUNICATIONS CORP.
                           STOCK OPTION GRANT NOTICE
                          (1998 EQUITY INCENTIVE PLAN)

                                [STANDARD FORM]

JATO COMMUNICATIONS CORP. (the "Company"), pursuant to its 1998 Equity Incentive Plan (the "Plan"), hereby grants to Optionee an option to purchase the number of shares of the Company's common stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in Attachments I, II, and III, which are incorporated herein in their entirety.

Optionee:
                                       ------------------------------
Date of Grant:
                                       ------------------------------
Vesting Commencement Date:
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Shares Subject to Option:
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Exercise Price Per Share:
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Expiration Date:
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                                            Incentive Stock Option
                                       -----
                                            Nonstatutory Stock Option
                                       -----

VESTING SCHEDULE:  25% vested on the one year anniversary of the Vesting
                   Commencement Date; 1/48th vests on each monthly anniversary thereafter.

PAYMENT: Payment shall be made by cash or check or by delivery of previously owned shares of the Company's Common Stock.

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionee acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionee further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionee under the Plan, and (ii) the following agreements only:

    OTHER AGREEMENTS:
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                       ------------------------------------
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JATO COMMUNICATIONS CORP.              OPTIONEE:


By:
   --------------------------          ------------------------------
                                       Signature
Title:
      -----------------------
Date:                                  Date:
     ------------------------               ------------------------

Attachment I:   Stock Option Agreement
Attachment II:  1998 Amended and Restated Equity Incentive Plan
Attachment III: Notice of Exercise

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                             JATO COMMUNICATIONS CORP.
                               STOCK OPTION AGREEMENT

       Pursuant to the Grant Notice and this Stock Option Agreement, JATO Communications Corp. (the "Company") has granted you an option to purchase the number of shares of the Company's common stock ("Common Stock") indicated in the Grant Notice at the exercise price indicated in the Grant Notice.

       Your option is granted in connection with and in furtherance of the Company's compensatory benefit plan for the Company's employees (including officers), directors or consultants, and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Defined terms not explicitly defined in this Stock Option Agreement but defined in the 1998 Equity Incentive Plan (the "Plan") shall have the same definitions as in the Plan.

       The details of your option are as follows:

       1. VESTING. Subject to the limitations contained herein, your option will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

       2. METHOD OF PAYMENT. Payment of the exercise price by cash or check is due in full upon exercise of all or any part of your option, provided that you may elect, to the extent permitted by applicable law and the Grant Notice, to make payment of the exercise price under one of the following alternatives:

              (a) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds; and

              (b) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise.

       3. EXERCISE PRIOR TO VESTING. If permitted in the Grant Notice, and subject to the provisions of your option contained herein, you may elect, at any time that is BOTH (i) during your Continuous Service and (ii) during your option's term, to exercise all or part of your option, including the nonvested portion of your option; PROVIDED, HOWEVER, that:

              (a) a partial exercise of your option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;


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              (b)    any shares so purchased from installments which have not
vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Company's form of Early Exercise Stock Purchase Agreement;

              (c) you shall enter into the Company's form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

              (d) your option shall not be exercisable with respect to any unvested installment to the extent such exercise would cause the aggregate fair market value of any shares subject to incentive stock options granted you by the Company (valued as of their grant date) which would become exercisable for the first time during any calendar year to exceed $100,000.

       4.     WHOLE SHARES.  Your option may only be exercised for whole shares.

       5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

       6. TERM. The term of your option commences on the date of grant and expires upon the earliest of:

                     (i)    the Expiration Date indicated in the Grant Notice;

                     (ii)   the tenth (10th) anniversary of the Date of Grant;

                     (iii) twelve (12) months after your death, if you die during, or within three (3) months after the termination of your Continuous Service; or

                     (iv) twelve (12) months after the termination of your Continuous Service due to disability; or

                     (v) three (3) months after the termination of your Continuous Service for any other reason, provided that if: (a) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 5 (Securities Law Compliance), in which event the option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of Continuous Service, and (b) exercise of the option within three (3) months after termination of your Continuous Service would result in liability under section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), the option will expire on the earliest of (i) the Expiration Date, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your Continuous Service.

              To obtain the federal income tax advantages associated with an "incentive stock option," the Code requires that at all times beginning on the date of grant of the option and


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ending on the day three (3) months before the date of the option's exercise, you must be an employee of the Company or an Affiliate of the Company, except in the event of your death or permanent and total disability. The Company has provided for continued vesting or extended exercisability of your option under certain circumstances for your benefit, but cannot guarantee that your option will necessarily be treated as an "incentive stock option" if you provide services to the Company or an Affiliate of the Company as a consultant or if you exercise your option more than three (3) months after the date your employment with the Company terminates.

       7.     EXERCISE.

              (a) You may exercise the vested portion of your option during its term (and the unvested portion of your option if the Grant Notice so permits) by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

              (b)    By exercising your option you agree that:

                     (i) as a condition to any exercise of your option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or
(3) the disposition of shares acquired upon such exercise;

                     (ii) you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of an incentive stock option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option; and

                     (iii) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Common Stock until the end of such period.

                     (iv) the shares of Common Stock issued upon the exercise shall be subject to the terms of a Stockholders Agreement, which you agree to execute and be bound by in connection with your exercise.


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       8.     TRANSFERABILITY.  Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

       9. RIGHT OF FIRST REFUSAL. Before any shares of Common Stock (the "Shares") issued upon exercise of an option to you or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall have an assignable right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 9 (the "Right of First Refusal").

              (a) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Shares; (ii) the name of each proposed purchaser or other transferee (the "Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the bona fide cash price or other consideration for which the Holder proposed to transfer the Shares (the "Offered Price"); and the Holder shall offer to sell the Shares at the Offered Price to the Company.

              (b) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty (30) days after receipt of the Notice, the Company or its assignee may, by giving written notice to the Holder, elect to purchase all (but not less than all) of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Offered Price.

              (c) Payment. Payment of the purchase price shall be made, at the option of the Company or its assignee, either (i) in cash (by check) or (ii) in the manner and at the time(s) set forth in the Notice.

              (d) HOLDER'S RIGHT TO TRANSFER. If all the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee as provided in this Section 9, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, PROVIDED, THAT, such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company shall again be offered the Right of First Refusal, before any Shares held by the Holder may be sold or otherwise transferred.

              (e) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section 9 notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to Optionee's immediate family or to a trust for the benefit of Optionee or Optionee's immediate family shall be exempt from the provisions of this Section 9; PROVIDED THAT, as a condition to receiving the Shares, the transferee or other recipient shall agree in writing to receive and hold the Shares so transferred subject to the provisions of the Plan, and to transfer such Shares no further except in accordance


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with the terms of the Plan.  As used herein, "immediate family" shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.

              (f) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (other than a registration statement solely covering an employee benefit plan or corporate reorganization).

       10. OPTION NOT A SERVICE CONTRACT. Your option is not an employment contract and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in your option shall obligate the Company, or any Affiliate of the Company, or their respective stockholders, Board of Directors, officers or employees to continue any relationship which you might have as a Director or Consultant for the Company.

       11. NOTICES. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

       12. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, including without limitation the provisions of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.




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